SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
12.	SUBSEQUENT EVENTS

In August 2012, the Company entered into agreements to sell the OBO carrier Front Climber to an unrelated third party and simultaneously terminate the corresponding charter party with a subsidiary of Frontline.  In connection with the sale, net proceeds of approximately $9.0 million including a $0.6 million charter termination compensation payment from Frontline is expected to be received. The vessel is scheduled to be delivered to its purchaser in the fourth quarter of 2012.

In July 2012, one of the Company's charterers, Hong Xiang, redelivered four Handysize drybulk carriers before the final maturity of their charters. The agreed charter period was for a term of five years that commenced on the delivery of the vessels from the shipyard during 2011 and 2012. Beijing Jianlong Heavy Industry Group Co. Ltd. ("Jianlong"), a large Chinese industrial conglomerate and Hong Xiang's parent company, guaranteed the obligations of Hong Xiang under the terms of the charter agreements. The Company intends to vigorously pursue all available legal options to recover amounts due to it under the charter agreements and claims for damages caused by Hong Xiang's and Jianlong's default under the charter agreements.  All four vessels are currently redeployed in the market on short-term charters.

In July 2012, the OBO carrier Front Rider was delivered to its new owner. We received net sales proceeds of approximately $10.2 million including compensation receivable from Frontline.